Stanton Nelson, CEO May 17, 2016 FOUNDATION HEALTHCARE Investor Presentation Exhibit 99.3

Forward Looking Statements
This
presentation
includes
forward
looking
statements.
All
statements
other
than
statements
of
historical
fact,
including,
without
limitation,
statements
regarding
future
plans
and
objectives
of
Foundation
Healthcare
or
the
Corporation,
are
forward-looking
statements
that
involve
various
risks,
assumptions,
estimates,
and
uncertainties.
These
statements
reflect
the
current
projections,
expectations
or
beliefs
of
Foundation
Healthcare
and
are
based
on
information
currently
available
to
the
Corporation.
There
can
be
no
assurance
that
such
statements
will
prove
to
be
accurate,
and
actual
results
and
future
events
could
differ
materially
from
those
anticipated
in
such
statements.
All
forward
looking
statements
made
in
this
presentation
are
qualified
by
these
cautionary
statements
and
the
risk
factors
described
above.
All
such
statements
are
made
as
of
the
date
this
presentation
is
given
and
Foundation
Healthcare
assumes
no
obligation
to
update
or
revise
these
statements.
An
investment
in
Foundation
Healthcare
is
speculative
due
to
the
nature
of
the
Corporation's
business.
Investors
must
rely
upon
the
ability,
expertise,
judgment,
discretion,
integrity,
and
good
faith
of
the
Management
of
the
Corporation.
Recipient
acknowledges
that
Foundation
Healthcare
is
subject
to
the
reporting
requirements
of
the
Securities
and
Exchange
Commission.
Recipient
further
acknowledges
that
the
financial
information
included
in
this
presentation
related
to
Foundation
Healthcare
is
confidential
until
such
time
as
the
financial
information
has
been
filed
with
the
SEC
on
Form
8-K.
Recipient
agrees
not
to
use
any
confidential
information
to
purchase,
sell,
or
otherwise
transfer
or
dispose
of
Foundation
Healthcare’s
common
stock.
2

Foundation Healthcare: Company Snapshot
Foundation Healthcare, Inc. (OTCQB: FDNH)
Application filed
to up-
list to
NASDAQ
Business Description
Own and operate Surgical Hospitals
Corporate
Headquarters
Oklahoma
City, OK
Shares
O/S;
FDNH
share
price
1
18.1 million @ $2.70/share
Market
Capitalization
1
$48.9 million
Cash
2
$2.9
million
Total
Debt
$60.0
million
Enterprise Value
1, 2
$106.0 million
Reported Q1 3/31/16
Revenue
Adjusted EBITDA
$39.0 million
$1.3 million
Fiscal
Year 2015
Revenue
Adjusted EBITDA
$127.5 million
$14.8
million
1
Share price as of 5/13/16
2
Financial data as of 3/31/16 (Debt includes capitalized lease obligations)

FDNH
operates
majority-owned
Surgical
Hospitals
in
partnership
with
physicians
Currently own four surgical hospitals (three majority-owned) and seven ambulatory surgical centers (ASCs)
Physician partners : 350+ owners and 165 non-owners
Completed the acquisition of University General Hospital (UGH) in Houston on 12/31/15 (rebranded as Foundation Surgical Hospital of Houston)
FSH-Houston EBITDA accretive in Q1-2016
History of strong revenue and profit growth post acquisition
Robust pipeline of potential hospital acquisitions in addition to UGH
Management
–
experienced
operators
with
strong
bench
strength
Highly-scalable
–
many
markets
with
opportunities
to
drive
revenue
growth
with related services
Foundation Healthcare: Company Overview

Foundation Healthcare: Management Objectives

Accelerate Growth.
FDNH completed its most recent acquisition of UGH
on 12/31/2015
UGH generated $54.0 million of revenue in 2015
2015 Annual revenue growth expected to exceed 20%
Expect solid organic growth and robust acquisition pipeline
Improve Stock Liquidity. 90%+ of shares are owned by insiders and other investors who have been owners for many years
Application is pending for up-list to NASDAQ
Improve Awareness.  Management is actively seeking growth oriented investors and sell-side research firms
Increase Shareholder Value.  Management is focused on improving returns for shareholders
Management owns >31% of the company

Foundation Healthcare: Management Team

Thomas Michaud
Chairman of the
Board
•
Founded Foundation Surgery Affiliates, LLC (“FSA”)
•
CEO of FSA and Foundation Surgical Hospital Affiliates, LLC
Stanton Nelson
CEO
•
CEO since January 2010
•
Vice Chairman of Valliance Bank.  Prior CEO of Monroe-Stephens
Broadcasting and VP of Oliver Investments
Jennifer Duke
CDO
•
10+ years of health care experience
•
Formerly with Johnson & Johnson and Cardinal Health
Hugh King
CFO
•
35+ years of hospital financial management experience
•
Former Vice President and CFO at four multi-hospital systems.
Travis Crenshaw
CIO
•
Joined Company in 2014
•
Former Vice President & Chief Information Officer, United Surgical
Partners International
Cindy Braly
CNO
•
Joined company in 2011
with 35+ years of leadership in acute care
surgical nursing, quality management, and accreditation

Case Study: San Antonio – De Novo Development

Foundation Healthcare: San Antonio Diagnostic Imaging Centers Physical Therapists Wound Care 8 Foundation Surgical Hospital of San Antonio

Foundation Healthcare: San Antonio

The Proof is in the Numbers…
* Construction/expansion in operating rooms suite to accommodate new physicians
-
500,000
1,000,000
1,500,000
2,000,000
2,500,000
3,000,000
3,500,000
4,000,000
4,500,000
5,000,000
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Q1
2015
Q2
2015
Q3
2015
Q4
2015*
Q1
2016*
San Antonio EBITDA by Quarter
2013-2016

Case Study: El Paso – Acquisition out of Bankruptcy

Foundation Healthcare: El Paso Surgical Centers Diagnostic Imaging Centers Physical Therapists Reference Lab Oncology Wound Care 11

Foundation Healthcare: El Paso

The Proof is in the Numbers…And More
Opportunities to Come.
*Three new physicians starting in 2016
-
5,000,000
10,000,000
15,000,000
20,000,000
25,000,000
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Q1
2015
Q2
2015
Q3
2015
Q4
2015
Q1
2016
El Paso Net Revenues by Quarter
2013-2016

El Paso –
The Proof is in the Numbers…
And More Opportunities to Come…
Foundation Healthcare: El Paso
2013-
2016
1,000,000
2,000,000
3,000,000
4,000,000
(2,000,000)
(1,000,000)
-
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Q1
2015
Q2
2015
Q3
2015
Q4
2015
Q1
2016
El Paso EBITDA by Quarter

UGH Opportunity

Foundation Healthcare: UGH –
Houston

Established Surgical Hospital located in a desirable location in Houston, Texas
Opened in 2006 and grandfathered for physician ownership under ACA
Licensed for:
69 inpatient beds
Six operating rooms (main campus)
HOPD ambulatory surgery facility (three operating rooms)
Reported more than $54.0 million of net revenue in 2015
Reported an operating loss of $5.0 million, or (9.4)%
Compared to an operating margin of (17.6)% at El Paso surgical hospital when FDNH acquired the facility
Significant opportunity for revenue and margin improvement
Acquired by FDNH on 12/31/2015 for $33.0 million financed by cash and debt

Foundation Healthcare: UGH Details and Opportunity

Bankruptcy Court approved Section 363 sale to Foundation on November 9,
2015
Purchase price = $33.0 million financed by equipment financing ($5.0 million), note to UGH parent corporation ($7.9 million) and bank financing ($20.1 million)
FSH-Houston EBITDA accretive in Q1-2016
Patient satisfaction scores for Q1-2016 improved to 93% from 63% reported in
2015
Operating improvement plan includes:
Re-syndicate to 49% physician (predominantly surgeon) ownership
Transition could be completed before July 1, 2015
Buy-in will generate $4.9 million of proceeds used to reduce debt
Improve physician recruitment (owners and partners)
Add additional service lines
Eliminate duplicative overhead costs
Implement
proprietary
program to
drive
staffing
improvement
Implement proprietary BI system to monitor daily profitability by case, physician and service line
_

Ninety Nine Health Care Management

Ninety Nine Health Care Management

Physician services company providing management of the following services
Revenue Cycle
Information Technology
Practice Operations
Human Resources
Competitive Advantage and Strategic Relationships
Established “clinically and financially integrated” physician network
Enables physicians and Foundation Hospitals to participate in higher paying managed care contracts
Physicians can only participate if:
They contract for the Ninety Nine Management’s billing services to achieve financial integration.
They contract for the Ninety Nine Management’s information technology services to achieve clinical integration by interfacing electronic medical record systems
Currently operating in Dallas market but scalable to all markets in which there are Foundation hospitals

Ninety Nine Health Care Management

Value for the Physician
Higher compensation through economy of scale contracting, lean business practices and increased productivity.
Value for the Payer
Lower cost of care by re-directing patients from high-cost health systems to lower-cost providers.
Clinical integration of physician practices offers better oversight of quality metrics and outcomes.
Value for Foundation Surgical Hospitals
Higher-reimbursement fee schedules from Payers
Physicians benefit from steering patients away from high-cost health systems
The 99 MGMT Value Proposition

Investment Highlights

New Acquisitions, Well-Positioned for Growth
Large, attractive market with powerful secular tail-winds
Addition of UGH, 99 MGMT and facility expansions suggest positive outlook for 2016
Strong, experienced Corporate and Hospital Leadership teams
Uplist
likely to improve visibility and float
Active pipeline of potential surgical hospital acquisitions

FDNH Financial Appendix

Foundation Healthcare: Income Statement

2016
2015
2015
2014
Total Revenue and Equity from Affiliates
39,026
$
29,981
$
127,509
$
104,225
$
Total Operating Expense
40,907
29,274
121,257
101,591
Total Other Income/(Expense)
(962)
(309)
(1,022)
(1,226)
(Provision) Benefit for Income Taxes
1,200
0
1,120
852
Income (Loss) from Continuing Operations, Net of Taxes
(1,643)
398
6,350
2,260
Income (Loss) from Discontinued Operations, Net of Taxes
(12)
(114)
6,192
255
Net Income (Loss)
(1,655)
284
12,542
2,515
Less: Non-controlling Interests
728
1,421
6,645
3,827
Net Income (Loss) to Foundation HealthCare
(2,383)
$
(1,137)
$
5,897
$
(1,312)
$
Adjusted EBITDA from Continuing Operations
1,316
$
2,301
$
14,218
$
9,624
$
Adjusted EBITDA Percentage
3.4%
7.7%
11.2%
9.2%
Three Months Ended
March  31,
December  31,
Year Ended
Dollars In Thousands

Foundation Healthcare: Balance Sheet

March 31
December  31,
2016
2015
Cash and Cash Equivalents
2,900
$
5,062
$
Working Capital
6,999
9,004
Total Assets
124,064
119,271
Short-Term Debt
804
309
Long Term Debt
80,024
80,740
Total Liabilities From Discontinued Operations
2,359
2,356
Preferred Non-controlling Interests
6,960
6,960
Accumulated Deficit
(34,613)
(32,074)
Total Stockholder Equity (Deficit)
(13,978)
$
(11,186)
$
Dollars In Thousands

Foundation Healthcare: Adjusted EBITDA (Cont. Ops)
24
2016
2015
2015
2014
Net Income (Loss) From Continuing Operations
(1,643)
$
398
$
6,351
$
2,872
$
Interest Expense
1,192
326
1,060
1,611
Provision (Benefit) for Income Taxes
(1,200)
0
(1,120)
(852)
Depreciation and Amortization
2,749
1,381
5,698
5,550
EBITDA From Continuing Operations
1,098
2,105
11,989
9,181
Add: Stock Compensation
218
196
1,637
1,387
Add: S-1 Filing Expenses
319
Add: Acquisiton Expenses
273
Adjusted EBITDA From Continuing Operations
1,316
$
2,301
$
14,218
$
10,568
$
Three Months Ended
March 31,
December  31,
Year Ended
Dollars In Thousands

Foundation Healthcare: EBITDA –
San Antonio & El Paso Hospitals

Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Net Income (Loss) From Continuing Operations
(509)
$
1,067
$
2,470
$
4,048
$
1,829
$
1,794
$
1,999
$
1,885
$
1,407
$
1,372
$
3,294
$
2,017
$
1,060
$
Interest Expense
116
156
127
(53)
64
49
40
41
36
34
33
35
44
Provision (Benefit) for Income Taxes
0
0
0
0
0
0
0
0
0
0
0
0
0
Depreciation and Amortization
311
309
268
352
342
308
139
137
118
84
82
84
87
EBITDA From Continuing Operations
(82)
$
1,532
$
2,864
$
4,347
$
2,236
$
2,152
$
2,178
$
2,063
$
1,561
$
1,490
$
3,409
$
2,135
$
1,191
$
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Net Income (Loss) From Continuing Operations
(1,629)
$
(679)
$
(840)
$
(1,660)
$
(915)
$
(905)
$
575
$
1,767
$
1,625
$
912
$
2,152
$
1,166
$
426
$
Interest Expense
288
324
218
211
146
176
106
112
116
144
144
157
184
Provision (Benefit) for Income Taxes
0
0
0
0
0
0
0
0
0
0
0
0
0
Depreciation and Amortization
588
682
612
586
642
628
682
703
768
769
770
779
770
EBITDA From Continuing Operations
(753)
$
327
$
(11)
$
(863)
$
(127)
$
(102)
$
1,363
$
2,583
$
2,509
$
1,825
$
3,066
$
2,102
$
1,380
$
2016
2016
2014
2015
El Paso EBITDA Reconciliation
Dollars In Thousands
2013
2014
2015
San Antonio EBITDA Reconciliation
Dollars In Thousands
2013

Foundation HealthCare 14000 N. Portland Ave., Suite 200 Oklahoma City, OK 73134 800.783.0404 www.fdnh.com